               SUPPLEMENT DATED AUGUST 6, 2001 TO BE ATTACHED TO
           DIVERSIFIED INVESTORS VARIABLE FUNDS/DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2001

     Effective July 31, 2001, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Growth and Income Portfolio with Putnam Advisory Company, Inc. and entered into two new Investment Subadvisory Agreements with respect to the Growth & Income Portfolio with Aeltus Investment Management Inc. ("Aeltus") and Credit Suisse Asset Management, LLC ("Credit Suisse").

     Aeltus was formed in 1972 and is an indirect wholly owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

     Geoffrey A. Brod, Portfolio Manager, is responsible for the day-to-day supervision of management of the Growth & Income Portfolio on behalf of Aeltus. Mr. Brod has been employed by Aeltus since 1966.

     Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment adviser since 1968. The principal business address of Credit Suisse is 466 Lexington Avenue, New York, New York 10017-3140.

     D. Susan Everly and Margaret D. Miller are jointly responsible for the day-to-day management of the Growth & Income Portfolio on behalf of Credit Suisse. Ms. Everly and Ms. Miller have been employed by Credit Suisse since April 1998 and January 2001, respectively.

                                    *******

     Effective August 1, 2001, Diversified entered into a new Investment Subadvisory Agreement with INVESCO, Inc. ("INVESCO") with respect to the Special Equity Portfolio. The Investment Subadvisory Agreements with the other four subadvisors to the Special Equity Portfolio remain in effect. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. The principal business address of INVESCO is 1166 Avenue of the Americas -- 26th Floor, New York, New York 10036.

     Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the Special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.

                                    *******

     The second and third paragraphs on page 40 of the prospectus relating to the High-Yield Bond Subaccount are hereby amended to read as follows:

          "Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams".

          "The Portfolio may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this subaccount".

Form 2892 (8/2001)                                                      33-73734
                                                                       333-08543